UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2026
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Central Bancompany, Inc.
(Exact name of registrant as specified in its charter)
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Missouri (State or other jurisdiction of incorporation or organization)	001-42965 (Commission File Number)	43-0959114 (I.R.S. Employer Identification Number)
238 Madison Street Jefferson City, MO 65101
(Address of principal executive offices and zip code)
(573) 634-1111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 - Results of Operations and Financial Condition
On August 04, 2026, Central Bancompany, Inc. (“the Company”), issued a press release announcing the financial results for the Company for the quarter ended June 30, 2026. A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein. The Company does not incorporate by reference information presented at any website referenced in the press release.
Item 7.01 - Regulation FD Disclosure
The Company is furnishing a copy of materials that will be used in the Company's shareholder conference call at 9:00 a.m. CT on August 04, 2026. A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s investor relations website https://investor.centralbank.net. The call can be accessed via this same website or by using the following link: https://edge.media-server.com/mmc/p/fgiw74rw. A recorded replay of the conference call will be available on the website after the call’s completion. The materials are dated August 04, 2026, and the Company disclaims any obligation to correct or update any of the materials in the future.
The information contained in Item 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.
Item 8.01 - Other Events
Third Quarter 2026 Shareholder Dividend

On August 3, 2026, the Board of Directors of the Company declared a cash dividend of $0.12 per common share payable on September 1, 2026 to stockholders of record as of the close of business on August 21, 2026. A copy of the Company's press release announcing this dividend is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Approval of New Stock Repurchase Plan
On August 3, 2026, the Board of Directors of the Company approved a new stock repurchase program authorizing the repurchase of up to $100 million of the Company's Class A common stock (the "Second Repurchase Plan"). In connection with the approval of the Second Repurchase Plan, the Board of Directors rescinded the Company's previously authorized stock repurchase program (the "2026 Repurchase Plan"), effective immediately.

The Second Repurchase Plan does not obligate the Company to repurchase any specified number of shares of its Class A common stock. Repurchases under the Second Repurchase Plan may be made from time to time as market conditions and other factors warrant. Shares may be repurchased in open market purchases, privately negotiated transactions, block trades, accelerated share repurchase transactions, or pursuant to one or more trading plans established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

The amount, timing, and manner of any repurchases will be determined by the Company in its sole discretion and will depend on a variety of factors, including market conditions, share price, liquidity requirements, applicable legal requirements, and other considerations. The Second Repurchase Plan may be modified, suspended, or terminated at any time without prior notice. No assurance can be given that the Company will repurchase any particular amount of its Class A common stock, or any shares at all, under the Second Repurchase Plan.

A copy of the Company's press release announcing the approval of the Second Repurchase Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Central Bancompany, Inc. dated August 4, 2026, containing information for the quarter ended June 30, 2026 and dividend declaration

99.2	Quarterly Investor Relations Presentation for the quarter ended June 30, 2026

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCOMPANY, INC.

Date:	August 04, 2026	By:	/s/ James K. Ciroli
Name: James K. Ciroli
Title: Chief Financial Officer (Principal Financial Officer and Authorized Officer)